UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Johnson Outdoors Inc. (the "Company") was held on February 28, 2019 (the "Annual Meeting"). The matters voted on at the Annual Meeting were as follows:

1.	Election of Directors:

The following individuals were elected to the Board of Directors for terms that expire at the next annual meeting of shareholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Class A Directors:
Terry E. London	7,399,983	99,930	511,256
John M. Fahey, Jr.	7,301,515	198,398	511,256
William (“Bill”) D. Perez	7,484,174	15,739	511,256
Class B Directors:
Helen P. Johnson-Leipold	1,209,268	0	0
Thomas F. Pyle, Jr.	1,209,268	0	0
Katherine Button Bell	1,209,268	0	0
Edward Stevens	1,209,268	0	0
Edward F. Lang	1,209,268	0	0
Richard (“Casey”) Sheahan	1,209,268	0	0

Nominations were made by the Board of Directors and no other nominations were made by any shareholder. All of the nominees were members of the Board of Directors at the date of the Annual Meeting.

2.           Ratification of the Appointment of Independent Registered Public Accountants for the Company for the Fiscal Year Ending September 27, 2019:

The shareholders voted to ratify the appointment of RSM US LLP by the Audit Committee of the Company's Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending September 27, 2019.

Votes For (1)	Votes Against (1)	Abstentions (1)	Broker Non-Votes (1)
20,086,980	16,183	686	0
________________________

(1) Votes cast for or against and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of Class A shares.

3.	Advisory (non-binding) vote on executive compensation:

The shareholders approved the non-binding advisory proposal on executive compensation as disclosed in the proxy statement for the Annual Meeting of Shareholders.

Votes For (1)	Votes Against (1)	Abstentions (1)	Broker Non-Votes (1)
19,548,570	38,590	5,433	511,256
________________________

(1) Votes cast for or against and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of Class A shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.
Date: February 28, 2019
	BY	/s/ David W. Johnson
David W. Johnson, Vice President and Chief
Financial Officer